UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):      December 17, 1999
                                                        ----------------


                            SFC New Holdings, Inc.
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          (Exact name of registrant as specified in its charter)



State of Delaware                  33-383063                       52-2173533
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(State or other jurisdiction     (Commission  File No.)      (I.R.S. Employer
of incorporation or organization)                           Identification No.)


       520 Lake Cook Road, Suite 550, Deerfield, IL            60015
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    (Address    of    principal    executive    offices)      (Zip Code)


  Registrant's telephone number, including area code      (847) 405-5300
                                                          -------------




ITEM 5.    OTHER EVENTS

   On  Friday,  December 17, 1999, SFC  New  Holdings,  Inc.
   ("SFC") and The Earthgrains Company ("Earthgrains") each received a request for additional information from the Department of Justice (DOJ) under the Hart-Scott-Rodino
   Antitrust Improvements Act of 1976 (the "HSR Act") concerning their previously announced stock purchase agreement relating to Earthgrains' acquisition of SFC's subsidiary, Metz Baking Company. The request for additional information extends the initial waiting period under the HSR Act. The closing of the acquisition is conditioned on the expiration of the HSR Act waiting period and other customary conditions. The parties intend to respond promptly to the DOJ request.



                         SIGNATURES

   Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    SFC NEW HOLDINGS, INC
                   -----------------------
                         (Registrant)



Date:    December 17, 1999                  By:  /s/  Robert L. Fishbune
                                                 -----------------------
                                                 Robert L. Fishbune
                                                 Vice  President  and
                                                   Chief Financial Officer